UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

Gritstone bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38663	47-4859534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5959 Horton Street, Suite 300

Emeryville, California 94608

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 871-6100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRTS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2023, Gritstone bio, Inc. (the “Company”) entered into a First Amendment to Loan and Security Agreement (the “Loan Amendment”) with Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“SVB”), Hercules Capital, Inc. (“Hercules Capital”) Hercules Capital Funding Trust 2022-1 (together with Hercules Capital (“Hercules”)), each as Lenders, and Hercules Capital, in its capacity as administrative agent and collateral agent for itself and the financial institutions or entities from time to time party to the Loan Agreement (as defined below), which amends that certain Loan and Security Agreement (as amended, restated, or modified from time to time, the “Loan Agreement”), dated as of July 19, 2022, between the Company, SVB, Hercules and the other financial institutions or entities from time to time party thereto to defer the events triggering certain minimum Qualified Cash (as such term is defined in the Loan Agreement) covenants set forth therein.

The foregoing description of the Loan Amendment does not purport to be complete and is qualified in its entirety by the full text of the Loan Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement, dated as of March 31, 2023, by and among Gritstone bio Inc., as borrower, Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)), Hercules Capital, Inc., Hercules Capital Funding Trust 2022-1, each as a Lender, and Hercules Capital, Inc., in its capacity as administrative agent and collateral agent for itself and the several banks and other financial institutions or entities form time to time party to the Loan and Security Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRITSTONE BIO, INC.

Date: April 6, 2023	By:	/s/ Andrew Allen
Andrew Allen
President and Chief Executive Officer